UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:

July 21, 2016

Algodon Wines & Luxury Development Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-55209	52-2158952
State of Incorporation	Commission File Number	IRS Employer Identification No.

135 Fifth Ave., 10th Floor

New York, NY 10010

Address of principal executive offices

212-739-7650

Telephone number, including

Area code

Former name or former address if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]⁯	Written communications pursuant to Rule 425 under the Securities Act

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 7.01 Regulation FD Disclosure

Attached as Exhibit 99.1 is a shareholder letter dated August 8, 2016 from Algodon Wines & Luxury Development Group, Inc. (the “Company”) to its shareholders outlining the Company’s anticipated business plans and strategic initiatives. Exhibit 99.1 contains all of the information sent to certain individuals by the Company via email on July 21, 2016, with the addition of certain recent media coverage on Argentina and certain additional caveats regarding the statements contained in the letter.

The information furnished under this Item 7.01, including the exhibit, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended except as shall be expressly set forth by reference to such filing.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

99.1	Shareholder letter dated August 8, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on the 8th day of August 2016.

Algodon Wines & Luxury Development Group, Inc.

By:	/s/ Scott L. Mathis
Scott L. Mathis, President & CEO